                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/s/ Jonathan T. Walton                          July 3, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


Jonathan T. Walton
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ Daniel S. Goodrum                           July 3, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


Daniel S. Goodrum
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ William H. Cammack                          July 9, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


William H. Cammack
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ Wilton D. Looney                            July 6, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


Wilton D. Looney
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ Champney A. Mcnair                          July 11, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


Champney A. Mcnair
----------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ F. W. Gooch                                 July 6, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


F. W. GOOCH
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ T. Gordy Germany                            July 3, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


T. Gordy Germany
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Mark Nagle, Joseph M. O'Donnell and Kevin Robins, and each of them singly, a true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for and in the name of the undersigned, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed and sealed this document as of the date set forth below.


/S/ Bernard F. Sliger                           July 6, 1998
---------------------------------               -----------------------
Signature of Trustee                            Date


Bernard F. Sliger
---------------------------------
Print Name

                                STI CLASSIC FUNDS

                                POWER OF ATTORNEY


     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of STI Classic Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Joseph M. O'Donnell and Kevin Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of the Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


/S/ Mark Nagle                                           Date:  July 3, 1998
-------------------------------------------------             -----------------
Mark Nagle, President and Chief Executive Officer